SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 3, 2004

OTTER TAIL CORPORATION (Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-00368 (Commission File Number)	41-0462685 (I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN (Address of principal executive offices)	56538-0496 (Zip Code)

Registrant’s telephone number, including area code:	(866) 410-8780

(Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition
Signature
EXHIBIT INDEX
Press Release

Item 12. Results of Operations and Financial Condition

     On May 3, 2004 Otter Tail Corporation issued a press release concerning financial results for the first quarter of 2004, a copy of which is furnished herewith as Exhibit 99.1.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION

Date: May 3, 2004	By	/s/ Kevin G. Moug

Kevin G. Moug Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press release, dated May 3, 2004

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